Lakeland Bancorp, Inc.

INVESTOR PRESENTATION
DECEMBER 31, 2012

THOMAS J. SHARA, PRESIDENT & CEO ✦ JOSEPH F. HURLEY, EVP & CFO

Lakeland Bancorp, Inc.

Statement Regarding Forward-Looking Information

This communication contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could" and other similar expressions are intended to identify such forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: failure to obtain shareholder or regulatory approval for the merger of Somerset Hills Bancorp into Lakeland Bancorp, and the merger of Somerset Hills Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the mergers are consummated; material adverse changes in Lakeland Bancorp's or Somerset Hills Bancorp's operations or earnings; decline in the economy in Lakeland Bancorp's and Somerset Hills Bancorp's primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp and Somerset Hills Bancorp with the Commission. Neither Lakeland Bancorp nor Somerset Hills Bancorp assumes any obligation for updating any such forward-looking statements at any time.

Lakeland Bancorp, Inc.

Corporate Profile

- Largest commercial bank focused exclusively on Northern New Jersey
- Founded in 1969
- $2.9 billion commercial bank
- 46 branches





Pennsylvania
New York
SUSSEX
WARREN
MORRIS
PASSAIC
BERGEN
ESSEX
Sussex/Wantage
Vantage
Vernon
Brandtville
Hardyston
Hewitt
West Milford
Hampton
Bristol Glen
Lafayette
Sparta Town Center
Ringwood
Newfoundland
ADMINISTRATIVE CENTER
Park Ridge
Stillwater
Wyckoff
Milton
Butler
North Haledon
Fredon
North Warren
Park Place
Andover
Byram
Woodland Commons
Cedar Crest Village
Pompton Plains
Wayne
Englewood
Rochelle Park
Teaneck
Little Falls
Wharton
West Caldwell
Caldwell
Morristown
23
206
80
46
24
31
287
202
280

Lakeland Bancorp, Inc.

Stockholder Information ("LBAI")

- Market Cap - $290 million
- 2.90% dividend yield
- Ownership -
  - Institutional - 42%
  - Insider - 10%
- Book Value - $9.45
- Tangible Book Value - $6.52
- Price/BV - 1.02%
- Price/TBV - 1.48%
- Price/Earnings - 12.7
- Est. Price/Earnings - 12.0

Stock price $9.66 as of February 4, 2013

Lakeland Bancorp, Inc.

New Jersey
#1 in Population Density & Household Income

Current Counties of Operation	LBAI Deposits ($millions) (1)	Market Deposits ($millions) (1)	2011 Median Household Income (2)	Number of Small Businesses (3)
Bergen, NJ	$319	$39,721	$79,903	30,695
Essex, NJ	$57	$25,309	$52,839	18,692
Morris, NJ	$580	$22,386	$97,036	16,333
Passaic, NJ	$558	$10,447	$58,123	11,419
Sussex, NJ	$755	$2,449	$81,215	3,327
Warren, NJ	$17	$2,259	$69,864	2,499
Total	**$2,286**	**$102,571**		**82,965**
Contiguous Counties				
Hunterdon, NJ		$3,476	$100,693	3,843
Somerset, NJ		$8,920	$97,053	9,469
Rockland, NY		$8,907	$86,199	9,071
Orange, NY		$6,014	$65,785	9,056
Union, NJ		$20,221	$65,302	13,322
Total	**0**	**$47,538**		**44,761**

SOURCE: SNL FINANCIAL / ESRI
(1) Data As Of June 2012
(2) Data As Of June 2011
(3) Data As Of 2010; Small Businesses Defined As Those With Less Than 100 Employees

Lakeland Bancorp, Inc.

Deposit Market Share

- 2nd largest independent commercial bank in counties of operation
- Significant opportunity to take market share from larger competitors

All Banks In Counties of Operation (1)				
Rank	Institution	Number of Branches	Deposits in Market ($m)	Market Share (%)
1	Hudson City Bancorp Inc. (NJ)	51	11,339	11.0
2	Toronto-Dominion Bank	97	10,538	10.2
3	Bank of America Corp. (NC)	116	9,818	9.5
4	Wells Fargo & Co. (CA)	98	8,556	8.3
5	JPMorgan Chase & Co. (NY)	134	8,283	8.1
6	New York Community Bancorp (NY)	14	7,258	7.1
7	Valley National Bancorp (NJ)	124	6,849	6.7
8	PNC Financial Services Group (PA)	119	6,444	6.3
9	HSBC	6	3,727	3.6
10	Capital One Financial Corp. (VA)	36	3,267	3.2
11	Investors Bancorp Inc. (MHC) (NJ)	30	2,879	2.8
12	Lakeland Bancorp (NJ)	46	2,286	2.2
13	Sovereign Bank	39	1,921	1.9
14	Columbia Bank MHC (NJ)	23	1,775	1.7
15	Provident Financial Services (NJ)	21	1,553	1.5
	Total (1-15)	954	86,493	84.1
	Total (1-83)	1,245	102,935	100.0

Independent Commercial Banks (2) In Counties of Operation (1)				
Rank	Institution	Number of Branches	Deposits in Market ($m)	Market Share (%)
1	Valley National Bancorp (NJ)	124	6,849	46.0
2	Lakeland Bancorp (NJ)	46	2,286	15.3
3	North Jersey Cmty. Bncp. (NJ)	6	622	4.2
4	Stewardship Financial Corp. (NJ)	14	594	4.0
5	Bank of New Jersey	8	472	3.2
6	Sussex Bancorp (NJ)	8	389	2.6
7	Peapack-Gladstone Financial (NJ)	6	384	2.6
8	First Hope Bancorp (NJ)	6	344	2.3
9	Pascack Bancorp Inc. (NJ)	7	285	1.9
10	Community Bk. of Bergen County (NJ)	4	279	1.9
11	Mariners Bancorp (NJ)	7	259	1.7
12	Center Bancorp Inc. (NJ)	3	252	1.7
13	Regal Bank (NJ)	4	221	1.5
14	City National Bancshares Corp. (NJ)	4	206	1.4
15	BNB Bank	2	168	1.1
	Total (1-15)	249	13,610	91.4
	Total (1-30)	277	14,906	100.0

SOURCE: FDIC - Data As Of June 2012
(1) Counties of Operation include Bergen, Essex, Morris, Passaic, Sussex and Warren
(2) Includes all commercial banks headquartered in New Jersey

Lakeland Bancorp, Inc.

Experienced Management Team

	Title	Years in Banking	Years with Lakeland	Previous Experience
Thomas J. Shara	President & CEO	30	4	Hudson United, TD Banknorth
Robert A. Vandenbergh	President, Lakeland Bank	30	13	Midlantic
Joseph F. Hurley	Chief Financial Officer	25	13	Hudson United, HSBC
David S. Yanagisawa	Chief Lending Officer	35	4	Hudson United, TD Banknorth
Ronald Schwarz	Chief Retail Officer	30	3	Sovereign
James Noonan	Chief Credit Officer	35	9	Fleet Bank
Louis Luddecke	Chief Operations Officer	30	13	Horizon

Lakeland Bancorp, Inc.

Loan Portfolio

(Dollars in Millions)


$1,719
$1,894
$1,945
$2,012
$2,120
$312
$120
$67
$29
$27
2008
2009
2010
2011
2012
Loans ex Leases
Leases


20%
1%
10%
2%
15%
52%
CRE ($1,125m)
C&I ($216m)
Construction ($46m)
Leases ($27m)
Residential Mortgage ($423m)
Consumer ($310m)

Lakeland Bancorp, Inc.

Commercial Loans

as of December 31, 2012

- Relationship banking and deposit focus
- Four NJ Lending Offices
- Centralized lending approval
- Average Commercial loan size - $560k
- Legal lending limit - $38m
- House limit - $26m
- Twenty-five borrowers > $10m exposure

Lakeland Bancorp, Inc.

Commercial Loans

as of December 31, 2012

Commercial Loan Growth

ex leases & consumer loans

(dollars in millions)



$46
$79
$216
$71
$108
$210
$194
$102
$173
$143
$1,125
$1,013
$970
$914
$815
2008
2009
2010
2011
2012
CRE
C&I
Construction
Industrial
8%
Retail
14%
Multi- Family
12%
Residential Constr.
3%
Commercial Constr.
1%
Office
13%
Mixed
5%
Other
5%
Owner Occupied
39%

Lakeland Bancorp, Inc.

Residential & Consumer Loans

as of December 31, 2012

Consumer:

- Outstanding $270m Home Equity + $39m Other
- 12,937 Loans

Residential:

- Outstanding $423m of 1 - 4 Family loans
- 1,781 Loans



25%
20%
15%
10%
5%
0%
0%
1%
2%
4%
11%
18%
18%
21%
21%
5%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

% of known FICOs at 06/2012



40%
32%
24%
16%
8%
0%
0%
1%
1%
2%
6%
11%
16%
28%
35%
1%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

Lakeland Bancorp, Inc.

Investment Securities

as of December 31, 2012

- $496m (17% of Total Assets)
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No significant write downs
- 2.20% Yield
- 3.74 year Weighted Average Life
- 3.19 year Effective Duration


21%
4%
16%
3%
56%
MBS/CMO ($280m)
Corporate Debt ($15m)
Munis ($78m)
Agencies ($103m)
Equities, FHLB, CRA ($20m)

Lakeland Bancorp, Inc.

Municipal Securities Portfolio

as of December 31, 2012

Rating	Count	Market Value (%)	Market Value ($)	Gain/Loss ($)
AAA	28	18%	$13,852,499	$656,290
AA	109	59%	45,777,089	1,937,027
A	10	3%	2,639,979	78,161
BBB	2	1%	952,410	42,410
Below Inv. Grade	1	0%	19,865	-135
Not Rated	21	19%	14,614,933	58,281
Total	**171**	**100%**	**$77,856,775**	**$2,772,034**

Insured / Enhanced	
Insured and Enhanced	7%
Insured	24%
Enhanced	16%

Breakout By State	
New Jersey	63%
New York	5%
Illinois	2%
Minnesota	3%
Other	27%

Lakeland Bancorp, Inc.

Deposits

Core Deposits 87% of Total Deposits

(Dollars in Millions)


16%
8%
5%
35%
21%
15%
DDA ($498m)
Savings ($354m)
NOW ($839m)
MMDA ($377m)
Time < $100k ($188m)
Time > $100k ($115m)


Demand Deposits
$323
$383
$450
$498
2009
2010
2011
2012

% of Total Deposits	15%	17%	20%	21%

Lakeland Bancorp, Inc.

Capital Ratios

	Well Capitalized	12/31/2012
Leverage Ratio	5%	8.62%
Tier 1 Ratio	6%	11.52%
Total Risk Based Capital Ratio	10%	12.77%



Tangible Common Equity Ratio
5.23%
5.46%
5.63%
5.63%
5.60%
5.78%
6.87%
6.84%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2011
2012

Lakeland Bancorp, Inc.

2012 Highlights

- Net Income of $21.1m up 19% from 2011
- EPS of $0.76 vs. $0.66, up 15% from 2011
- Loans up $105.9m (5%) from 2011
- Demand Deposits up $48.5m (11%) from 2011
- Total Deposits up $121.3m (5%)
- 2012 NIM 3.70% vs. 3.85% in 2011
- NPAs of $28.5m down $21.7m (43%) from 2011
- Charge-offs $14.4m (0.69%)
- Provision of $14.9m down $3.9m from 2011
- Expenses (ex debt) of $66.9m down $0.5m (0.7%) from 2011

Net Income

(Dollars in millions)


$15.2
-$8.6
$15.2
$17.7
$21.1
2008
2009
2010
2011
2012

ROA & ROE


ROA
0.72%
0.71%
0.78%
0.77%
0.81%
4Q
1Q
2Q
3Q
4Q
2011
2012


ROE
8.50%
8.23%
8.94%
8.48%
8.30%
4Q
1Q
2Q
3Q
4Q
2011
2012

Lakeland Bancorp, Inc.

Net Interest Margin


3.73%
3.76%
3.70%
3.66%
3.67%

	4Q '11	1Q '12	2Q'12	3Q '12	4Q '12
Asset Yield	4.46%	4.43%	4.35%	4.25%	4.14%
IB Liability Cost	0.90%	0.83%	0.81%	0.74%	0.59%
Spread	3.56%	3.60%	3.54%	3.51%	3.55%
NIM	3.73%	3.76%	3.70%	3.66%	3.67%

Lakeland Bancorp, Inc.

Deposit Pricing Trends



Weighted Average cost of total deposits for the quarter
0.53%
0.50%
0.46%
0.44%
0.40%
0.37%
0.35%
0.32%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2011
2012

Peer Group Performance

Non-Interest Expenses / Avg. Assets


2.39%
4Q '12
LBAI
3.28%
3Q '12
$2-5 Bill. Peer Avg.
3.00%
3Q '12
$1-10 Bill. Mid-Atlantic Peer Avg.

Efficiency Ratio


59.5%
4Q '12
LBAI
72.7%
3Q '12
$2-5 Bill. Peer Avg.
68.4%
3Q '12
$1-10 Bill. Mid-Atlantic Peer Avg.

Lakeland Bancorp, Inc.

Non-Performing Assets

(Dollars in millions)



$50.4
$56.5
$57.7
$50.2
$43.3
$35.3
$29.2
$28.5
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2011
2012

NPA / Assets	0.98%
NPL / Loans	1.30%
Allowance / Loans	1.35%

Lakeland Bancorp, Inc.

Credit Metrics

(Dollars in millions)

December 31, 2012 (dollars in millions)	Outstanding	NPA	Net Charge-Offs	Charge-Offs as a % of Outstanding
CRE	$1,171	$14.5	$9.9	**0.85%**
C & I	216	1.5	0.5	**0.23%**
Consumer	310	3.2	1.8	**0.58%**
Residential Mortgages	423	8.7	1.7	**0.40%**
Leasing	27	0.1	0.5	**1.85%**
Foreclosures/ Repossessed		0.5		
TOTAL 2012	$2,147	$28.5	$14.4	**0.69%** as % of avg.
TOTAL 2011	$2,041	$50.2	$17.7	**0.89%**

SOMERSET HILLS BANK

Acquisition

Lakeland Bancorp, Inc.

Transaction Overview

✦ Per Share Consideration:	$12.00 per share
✦ Transaction Value (1) :	$64.4 million
✦ Consideration Mix:	90% sotck / 10% cash
✦ Exchange:	Exchange ratio fixed at 1.1962 :1
✦ Shares Issued:	5,780,883 fixed shares of LBAI common stock
✦ Board Representation:	Lakeland will appoint 2 SOMH directors to its Board
✦ Required Approvals:	Customary regulatory approvals and approval of both Lakeland and SOMH shareholders
✦ Due Diligence:	Comprehensive due diligence completed
✦ Expected Closing:	Summer 2013

(1) Based upon 20-day average LBAI closing price of $10.32 as of 1-25-13 close. Does not include value to assume SOMH outstanding options of $2.14 million.

Lakeland Bancorp, Inc.

Overview of Somerset Hills Bancorp

Summary Financial Information as of December 31, 2012 ($M)

Assets:	$368.9
Loans:	$238.8
Deposits:	$320.2
Equity:	$41.8
2012 Net Income:	$3.4
Tang. BV / Share:	$7.79
2012 ROAA:	0.95%
2012 ROAE:	8.15%
NPAs / Assets:	0.2%

Summary Market Information as of January 28, 2013

Ticker:	SOMH
Price:	$9.13
Market Cap:	$49 million
52-week High / Low:	$9.29 / $7.71
Avg. Daily Volume:	1,688
Market Price / TBV:	117%


Kinnelon
Ridgewood
Fair Lawn
Hopatcong
Yonkers
Paterson
Boonton
Dover
Clifton
Teaneck
Parsippany
Bloomfield
North Bergen
Livingston
East Orange
New York
Newark
Union
Jersey City
Bedminster
Westfield
Elizabeth
Bayonne
Plainfield
Linden
South Plainfield
Carteret
Piscataway
Edison
Perth Amboy
Raritan Bay
New Brunswick
Sayreville
North Brunswick
Hazlet

Transaction Rationale

- ✦Acquisition of a high quality institution with strong asset quality (0.2% NPAs / Assets at December 31, 2012) and a strong track record of profitability (2012 ROAA of 0.95%)
- ✦Extends and enhances Lakeland's market presence south into the attractive markets of Morris, Somerset and Union Counties, New Jersey
- ✦Similar cultures, product offerings, and strong ties to communities and customers, along with complementary relationship-oriented banking models
- ✦Provides an opportunity for the expansion of SOMH's existing mortgage banking operations, Sullivan Financial Services, and for Lakeland's existing wealth management operations
- ✦Offers expanded products and services to existing SOMH customers
- ✦Issuance of Lakeland stock above book and tangible book value accretes to capital position (improvement in pro forma regulatory capital ratios and TCE ratio)

Pro Forma Bank Map


Dingmans Ferry
Highland Lakes
Greenwood Lake
Ramapo Mountains
West Haverstraw
Mt Ivy
Haverstraw
Ossining
Lehman Township
Candon Lakes
Franklin
Ringwood
Sloatsburg
New City
Spring Valley
Valley Cottage
Briarcliff Manor
Lafayette
Ogdensburg
Suffern
Monsey
Nahwah Township
Nanuet
Nyack
Sleepy Hollow
Tarrytown
Hardwick
Wanaque
Ramsey
Pearl River
Irvington
Oakland
Franklin Lakes
Lake Mohawk
Hillsdale
Tappan
Dobbs Ferry
Blairstown
Ridgewood
Westwood
Norwood
Greendell
Byram Cove
Glen Rock
Emerson
Closter
Hopatcong
Pequannock
Wayne
Oradell
Eastchester
Knowlton
Allamuchy
Fair Lawn
Bergenfield
Yonkers
Lincoln Park
Paterson
Rockaway
Kenvil
Dover
Parsippany
Fairfield
Garfield
Mt Vernon
Budd Lake
Hackettstown
Succasunna
Denville
Clifton
Lodi
Englewood Cliffs
Morris Plains
East Hanover
Fort Lee
Palisades Park
Cliffside Park
Oxford
West Orange
Nutley
North Bergen
Livingston
Bloomfield
Belleville
Union City
Washington
East Orange
Kearny
New York
South Orange
Chatham
Irvington
Newark
Hampton
New Providence
Jersey City
LBAI
(46 branches)
SOMH
(6 branches)

Summary Pro Forma Information[1]

- Assets: $3.3 billion
- Loans: $2.4 billion
- Deposits: $2.7 billion
- Market Cap.: ~$350 million
- Branches: 52
- Counties Served: 8

Source: SNL

(1) *Data as of 12-31-2012 and does not include purchase accounting adjustments.*

Lakeland Bancorp, Inc.

Pro Forma Franchise & Market Share

County	Market Rank	# of Branches	Deposits In Market ($000s)	Deposit Market Share (%)	% of Franchise	Total Population	2010 - 2011 Population Change (%)	2011 - 2016 Est. Population Change (%)	Median HH Income ($)	2011 - 2016 Est. HH Income Change (%)
Morris	***10***	***14***	***732,484***	***3.27***	***28.27***	***493,572***	***0.26***	***1.70***	***97,036***	***9.53***
Somerset	***16***	***1***	***113,302***	***1.27***	***4.37***	***325,222***	***0.55***	***3.29***	***97,053***	***9.46***
Union	***30***	***1***	***38,881***	***0.19***	***1.50***	***536,279***	***(0.04)***	***0.63***	***65,302***	***20.65***
Sussex	1	18	754,854	30.82	29.14	149,364	0.07	1.00	81,215	11.60
Passaic	8	8	558,055	5.34	21.54	500,660	(0.11)	0.34	58,123	20.53
Bergen	20	7	319,038	0.80	12.32	905,506	0.04	0.70	79,903	14.56
Essex	26	2	56,720	0.22	2.19	785,213	0.16	(0.02)	52,839	18.16
Warren	13	1	17,274	0.76	0.67	108,729	0.03	1.44	69,864	15.95
Wtd. Average / Total:		**52**	**2,590,608**			**442,631**	**0.10**	**1.09**	**80,309**	**13.52**

	Total Population	2010 - 2011 Population Change (%)	2011 - 2016 Est. Population Change (%)	Median HH Income ($)	2011 - 2016 Est. HH Income Change (%)
New Jersey:	**8,806,972**	**0.17**	**1.50**	**67,128**	**18.98**
National:	**310,704,322**	**0.63**	**3.42**	**50,227**	**14.55**

Counties in bold and italics have been added / added to through the transaction

- The transaction adds to and extends Lakeland's branch presence in several demographically appealing markets
- Adds 4 branches in Morris County
- Provides entry into Somerset and Union Counties

Source: SNL Financial; as of June 30, 2012

Lakeland Bancorp, Inc.

Pro Forma

Loans

Lakeland Bancorp, Inc.



Home Equity and Cons. 15%
Constr. Loans 2%
Resi. Mortg. 20%
Leases 1%
C&I 10%
CRE Loans 52%

CRE Loans	$	1,190,099
C&I		232,952
Leases		26,548
Resi. Mortgages		457,790
Constr. Loans		50,514
Home Equity and Cons.		345,879
Total	$	2,303,782

Deposits

Lakeland Bancorp, Inc.



Retail Time 8%
Jumbo Time 5%
NIB Demand 22%
Savings and MMDA 65%

NIB Demand	$	564,841
Savings and MMDA		1,721,259
Retail Time		215,396
Jumbo Time		141,089
Total	$	2,642,585
Core Deposits	$	2,286,100

Source: Company filings, and SNL Financial. As of 9-30-2012. Pro Forma does not include purchase accounting adjustments.

Lakeland Bancorp, Inc.

LBAI Investment Considerations

- Attractive and expanding market demographics
- Experienced executive management team
- Right-sized institution
- Small business lending focus
- Low cost, core deposit franchise
- Disciplined expense culture
- Shareholder focus

Lakeland Bancorp, Inc.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed mergers, Lakeland Bancorp and Somerset Hills Bancorp intend to file a joint proxy statement, and Lakeland Bancorp intends to file a registration statement that will include the joint proxy statement as a prospectus, with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Lakeland Bancorp and Somerset Hills Bancorp with the Commission at the Commission's web site at www.sec.gov. These documents may be accessed and downloaded for free at Lakeland Bancorp's website at www.lakelandbank.com or by directing a request to Investor Relations, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, NJ 07438 (973-697-2000). Documents filed by Somerset Hills Bancorp with the Commission may also be accessed and downloaded for free at Somerset Hills Bancorp's website at www.somersethillsbank.com or by directing a request to Investor Relations, Somerset Hills Bancorp, 155 Morristown Road, Bernardsville, New Jersey 07924 (908-221-0100).

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Lakeland Bancorp or Somerset Hills Bancorp. However, Lakeland Bancorp, Somerset Hills Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Lakeland Bancorp's and Somerset Hills Bancorp's shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Lakeland Bancorp may be found in its definitive proxy statement relating to its 2012 Annual Meeting of Shareholders, which was filed with the Commission on April 9, 2012, and can be obtained free of charge from Lakeland Bancorp's website. Information regarding the directors and executive officers of Somerset Hills may be found in its definitive proxy statement relating to its 2012 Annual Meeting of Shareholders, which was filed with the Commission on March 19, 2012, and can be obtained free of charge from Somerset Hills' website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.